SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 24, 2009, Michael Foods, Inc. (the “Company”) issued a news release to the Company’s debtholders pertaining to the Company’s financial results for 2008. A copy of the news release issued by the Company in connection with this Report on Form 8-K under Item 9.01 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on March 24, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 24, 2009	MICHAEL FOODS, INC.

	By:	/s/ David S. Johnson
David S. Johnson Its: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on March 24, 2009.

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